UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 24, 2018

BioTime, Inc.

(Exact name of registrant as specified in its charter)

California	1-12830	94-3127919
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1010 Atlantic Avenue

Suite 102

Alameda, California 94501

(Address of principal executive offices)

(510) 521-3390

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may,” “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in BioTime’s periodic reports filed with the SEC under the heading “Risk Factors” and other filings that BioTime may make with the Securities and Exchange Commission. Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change. Except as required by law, BioTime disclaims any intent or obligation to update these forward-looking statements.

References in this Report to “BioTime,” “we” or “us” refer to BioTime, Inc.

Section 5 - Corporate Governance and Management

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Executive Compensation

On May 24, 2018, our Board of Directors, based on recommendations of its Compensation Committee, approved an incentive program for certain BioTime executive officers to encourage continuing outstanding execution of near term Company objectives. The Board of Directors approved the potential payment of equity awards that will be based on the sole determination by the Board of Directors that BioTime has achieved certain milestones as described below and shown in the following table:

		Number of Stock
Executive	Office	Restricted Stock Units (RSU)

Aditya Mohanty	Co- Chief Executive Officer	175,000
Russell Skibsted	Chief Financial Officer	45,000
Stephana Patton	General Counsel, Corporate Secretary,	55,000
	and Chief Compliance Officer

The BioTime restricted stock units (RSUs) are to be granted under our Equity Incentive Plan (the “Plan”). The restricted stock units shall vest on December 31, 2018, and thereby become exercisable, if the Board of Directors determines that the following milestones were met:

●	25% will vest if BioTime receives a notice of Renevia CE mark approval;
●	25% will vest if AgeX attains trading as a public company or other AgeX transformative transaction occurs;
●	25% will vest if OpRegen interim functional data is obtained from at least five patients;
●	25% will vest if the OpRegen interim functional data is recognized by certain industry thought leaders as an early indication of treatment effect.

The vesting of these RSU’s and the payment of the 2018 bonus, in proportion with the Company’s other officers bonus payments, will be maintained for Mr. Mohanty, Mr. Skibsted and Dr. Patton if terminated without cause prior to December 31, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOTIME, INC.

Date: May 29, 2018	By	/s/ Russell Skibsted
Chief Financial Officer

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